 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5204 Tennyson Parkway, Suite 500 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2023, Katapult Holdings, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), was below $1.00 per share, which is the minimum closing bid price required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Notice”). This Notice is a notice of deficiency, not delisting, and has no immediate effect on the listing of the Company’s Common Stock, and the Company’s Common Stock will continue to trade on The Nasdaq Capital Market under the symbol “KPLT” at this time, subject to the Company’s compliance with the other Nasdaq listing requirements.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company is provided a compliance period of 180 calendar days from the date of the Notice, or until October 18, 2023, to regain compliance with the minimum closing bid price requirement. If at any time during the 180-calendar day grace period, the closing bid price of the Company’s Common Stock is at least $1.00 per share for a minimum of ten consecutive business days (unless the Nasdaq staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide the Company written confirmation of compliance, and the matter will be closed.

If the Company does not regain compliance during the compliance period, the Company may be eligible for an additional 180-calendar day period to regain compliance, provided that on the 180th day of the first compliance period it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market (except the minimum bid price requirement), based on the Company’s most recent public filings and market information and notifies Nasdaq of its intent to cure the deficiency. If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, the Company’s stock will be subject to delisting.

The Company is currently evaluating various courses of action to regain compliance with the minimum bid price requirement, including implementing a reverse stock split if such action is authorized by the Company’s stockholders. In anticipation of receipt of the Notice, on April 14, 2023, the Company filed a preliminary proxy statement (the “Preliminary Proxy Statement”) for the Company’s annual meeting of stockholders to be held on June 6, 2023 (the “Annual Meeting”) which included a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s Common Stock at a reverse stock split ratio ranging from 1:25 to 1:40, and to authorize the Company’s board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (the “Reverse Stock Split Proposal”). The Company expects to file a definitive proxy statement including the Reverse Stock Split Proposal on April 25, 2023 (together with the Preliminary Proxy Statement, the “Proxy Statement”).

There can be no assurance that stockholders will approve the Reverse Stock Split Proposal at the Annual Meeting, that a reverse stock split, if implemented, will increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split or, even if it does, that such price will be maintained for any period of time. Additional information, including certain risks associated with the Reverse Stock Split Proposal, can be found in the Proxy Statement.

Forward-Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “anticipate,” “assume” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will,” “would,” or the negative of these terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the Company’s intent or ability to regain compliance with Nasdaq’s minimum bid price requirement, including initiating a reverse stock split, Nasdaq granting the Company any relief from delisting as necessary, and whether the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control.

Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All information provided in this Current Report on Form 8-K is as of April 25, 2023, and the Company undertakes no duty to update this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2023	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer